UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2004

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32389	41-2111139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223

(Address of Principal Executive Offices)

(502) 426-4800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 29, 2004, NTS Realty Holdings Limited Partnership (the “NTS Realty”) issued a press release to announce, among other things, that its merger with NTS-Properties III, NTS-Properties IV, NTS-Properties V, a Maryland Limited Partnership, NTS-Properties VI, a Maryland Limited Partnership, and NTS-Properties VII, Ltd. (collectively, the “Existing Partnerships”), became effective on December 28, 2004.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired:  N/A

(b)          Pro Forma Financial Information:  N/A

(c)          Exhibits:

Exhibit No.	Description

99.1	Press release of NTS Realty Holdings Limited Partnership, dated December 29, 2004

99.2	Form of Letter of Transmittal for NTS-Properties III

99.3	Form of Letter of Transmittal for NTS-Properties IV

99.4	Form of Letter of Transmittal for NTS-Properties V, a Maryland Limited Partnership

99.5	Form of Letter of Transmittal for NTS-Properties VI, a Maryland Limited Partnership

99.6	Form of Letter of Transmittal for NTS-Properties VII, Ltd.

99.7	Frequently Asked Questions About the Merger Transactions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

Date: December 29, 2004	By:	NTS Realty Capital, Inc.
	Its:	Managing General Partner

	By:	/s/ Gregory A. Wells
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of NTS Realty Holdings Limited Partnership, dated December 29, 2004

99.2	Form of Letter of Transmittal for NTS-Properties III

99.3	Form of Letter of Transmittal for NTS-Properties IV

99.4	Form of Letter of Transmittal for NTS-Properties V, a Maryland Limited Partnership

99.5	Form of Letter of Transmittal for NTS-Properties VI, a Maryland Limited Partnership

99.6	Form of Letter of Transmittal for NTS-Properties VII, Ltd.

99.7	Frequently Asked Questions About the Merger Transactions